Exhibit 10.1

WAIVER

The undersigned hereby agree with Micro Component Technology, Inc. (the “Company”) as follows: (1) the date by which the Company must grant a warrant to purchase 146,143,792 shares of common stock to the undersigned, in order to extend the maturity date on all of the Company’s indebtedness to the undersigned, is changed from November 30, 2008 to December 15, 2008; (2) the due date on any indebtedness of the Company to the undersigned which would otherwise become due and payable prior to December 15, 2008, is hereby extended to December 15, 2008; (3) the obligation of the Company to comply with the covenants contained in Section 6.23 of the Securities Purchase Agreement dated July 31, 2008, is hereby waived through December 31, 2008; and (4) all references to November 30, 2008 in the Fourth Amended and Restated Overadvance letter are changed to December 15, 2008.

PURCHASERS:

Date:	11/28/08
Valens U.S. SPV I, LLC
		By:	Valens Capital Management
		Its:	Investment Manager

		By:	/s/ Patrick Regan
Patrick Regan, Authorized Signatory

Date:	11/28/08
Valens Offshore SPV I, Ltd.
		By:	Valens Capital Management
		Its:	Investment Manager

		By:	/s/ Patrick Regan
Patrick Regan, Authorized Signatory

Date:	11/28/08	Laurus Master Fund, Ltd.
		By:	Laurus Capital Management, LLC
		Its:	Investment Manager

		By:	/s/ Patrick Regan
Patrick Regan, Authorized Signatory

Date:	11/28/08	Psource Structured Debt Limited

		By:	Laurus Capital Management, LLC
		Its:	Investment Manager

		By:	/s/ Patrick Regan
Name:
Title: